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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 4, 2014
Date of Report
(Date of earliest event reported)
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LIN Media LLC
(Exact name of registrant as specified in its governing document)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36032 (Commission File Number)	90-0935925 (I.R.S. Employer Identification No.)
LIN Television Corporation

(Exact name of registrant as specified in its governing document)
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Delaware (State or other jurisdiction of incorporation or organization)	000-25206 (Commission File Number)	13-3581627
(I.R.S. Employer Identification No.)

701 Brazos Street, Suite 800 Austin, Texas 78701 (Address of principal executive offices and zip code)
(512) 774-6110
(Registrant’s telephone number, including area code)
_________________

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Form 8-K filed on June 13, 2014 by LIN Media LLC and LIN Television Corporation (“8-K”) to correct a typographical error in the Reports of Independent Registered Public Accounting Firm included in Exhibit 99.3. The Reports of Independent Registered Public Accounting Firm were incorrectly dual dated as of June 5, 2014 and are being updated to include the correct dual date of June 13, 2014.

This amendment does not amend or update any other information set forth in the 8-K and we have not updated disclosures contained therein to reflect any events that occurred at a date subsequent to the filing of the 8-K.

Item 8.01.  Other Events.

LIN Media LLC (the “Company”) and LIN Television Corporation are filing this Current Report on Form 8-K/A in order to recast certain segment information for all periods presented in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission (the "SEC") on March 3, 2014 (the "10-K"), as further described below.

As previously reported in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 filed with the SEC on May 9, 2014, effective January 1, 2014, as a result of the continued growth in its digital business, the Company began separately reporting financial information for its Broadcast and Digital segments. The Company's Broadcast segment includes 43 television stations and seven digital channels that are either owned, operated or serviced by the Company in 23 U.S. markets, all of which are engaged principally in the sale of television advertising and digital advertising primarily related to the Company's television station companion websites. The Company's Digital segment includes the operating results of its digital companies: LIN Digital LLC, LIN Mobile, LLC, Nami Media, Inc., HYFN, Inc., Dedicated Media, Inc., and Federated Media Publishing LLC.

The information included in this Form 8-K/A is presented for informational purposes only in connection with the above-described segment reporting change and does not amend or restate the Company's audited consolidated financial statements, which were included in its 10-K. This Form 8-K/A does not reflect events occurring subsequent to the filing of the 10-K and does not modify or update the disclosures therein in any way, other than as required to reflect the change in segments as described above and set forth in the exhibits attached hereto. For information on developments regarding the Company since the filing of the 10-K, please refer to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, Current Reports on Form 8-K/A and any other subsequent filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of PricewaterhouseCoopers LLP
99.1
Updated, where applicable, to Part I, Item 1. Business, from LIN Media LLC's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 3, 2014 and from LIN Television Corporation's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 5, 2014

99.2
Updated, where applicable, to Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, from LIN Media LLC's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 3, 2014 and from LIN Television Corporation's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 5, 2014

99.3
Updated, where applicable, to Part IV, Item 15. Exhibits and Financial Statement Schedules, from LIN Media LLC's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 3, 2014 and from LIN Television Corporation's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 5, 2014

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIN Media LLC

Date: August 4, 2014	By:	/s/ Nicholas N. Mohamed
	Name:	Nicholas N. Mohamed
	Title:	Vice President Controller

LIN Television Corporation

Date: August 4, 2014	By:	/s/ Nicholas N. Mohamed
	Name:	Nicholas N. Mohamed
	Title:	Vice President Controller

Exhibit Index
Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of PricewaterhouseCoopers LLP
99.1
Updated, where applicable, to Part I, Item 1. Business, from LIN Media LLC's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 3, 2014 and from LIN Television Corporation's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 5, 2014

99.2
Updated, where applicable, to Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, from LIN Media LLC's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 3, 2014 and from LIN Television Corporation's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 5, 2014

99.3
Updated, where applicable, to Part IV, Item 15. Exhibits and Financial Statement Schedules, from LIN Media LLC's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 3, 2014 and from LIN Television Corporation's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 5, 2014

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase